Exhibit 99.2

 EverBank + WaFd  Stronger Together  September 7, 2026

 This communication contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to the beliefs, plans, goals, expectations and estimates of WaFd, Inc. (“WaFd”) and EverBank Financial Corp (“EverBank”). Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “target,” “plan,” “estimate,” “should,” “likely,” “will,” “going forward” and other expressions that indicate future events and trends identify forward-looking statements.  Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of WaFd and EverBank, and many of which, with respect to future business decisions and actions, are subject to change and which could cause actual results to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include factors previously disclosed in WaFd’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the following factors, among others: (i) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between WaFd and EverBank; (ii) the outcome of any legal proceedings that may be instituted against WaFd or EverBank, including potential litigation that may be instituted against WaFd or its directors or officers related to the proposed transaction or the definitive merger agreement between WaFd and EverBank; (iii) the timing and completion of the transaction, including the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; (iv) the risk that any announcements relating to the proposed combination could have adverse effects on the market price of the common stock of WaFd; (v) the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where WaFd and EverBank do business; (vi) certain restrictions during the pendency of the merger that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; (vii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (viii) diversion of management’s attention from ongoing business operations and opportunities; (ix) reputational risk and potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; (x) WaFd’s and EverBank’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; (xi) currency and interest rate fluctuations; (xii) success of hedging activities; (xiii) material adverse changes in economic and industry conditions, including the availability of short and long-term financing; (xiv) general competitive, economic, political and market conditions; (xv) changes in asset quality and credit risk; (xvi) the inability to sustain revenue and earnings growth; (xvii) inflation; (xviii) customer borrowing, repayment, investment and deposit practices; (xix) the impact, extent and timing of technological changes; (xx) capital management activities; (xxi) other actions of the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the State of Washington; (xxii) legislative and regulatory actions and reforms; and (xxiii) other factors that may affect future results of WaFd and EverBank.  We caution that the foregoing list of important factors that may affect future results is not exhaustive. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in WaFd’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, and in its subsequent Quarterly Reports on Form 10-Q filed with the SEC and available in the “Investor Relations” section of WaFd’s website, www.wafdbank.com/about-us/investor-relations, under the heading “SEC Filings” and in other documents WaFd files with the SEC (available at www.sec.gov). All such factors, as well as other uncertainties and potential events, and the inherent uncertainty of forward-looking statements, should be considered carefully when making decisions with respect to WaFd and EverBank.  Any forward-looking statements contained in this document represent the views of WaFd and EverBank only as of the date hereof and are presented for the purpose of assisting their respective shareholders and analysts in understanding WaFd’s and EverBank’s financial position, objectives and priorities and anticipated financial performance as at and for the periods ended on the dates presented, and may not be appropriate for other purposes. Neither WaFd nor EverBank undertakes to update any forward-looking statements, whether written or oral, that may be made from time to time by or on its behalf, except as required under applicable securities legislation.  Statement Regarding Forward-looking Information

 In connection with the proposed transaction, WaFd intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, WaFd will mail the definitive proxy statement to each shareholder entitled to vote at the meeting relating to the proposed transaction.  This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF WAFD ARE URGED TO READ, WHEN AVAILABLE, ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING WAFD’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAFD AND THE PROPOSED TRANSACTION.  Investors and shareholders of WaFd will be able to obtain a free copy of the proxy statement as well as other relevant documents filed with the SEC without charge at the SEC’s website (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to Brad Goode, WaFd, Inc., 425 Pike Street, Seattle, Washington 98101, telephone (206) 626-8178.  Participants in the Solicitation  WaFd, EverBank and certain of WaFd’s directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding WaFd’s directors and executive officers is available in the proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.  Non-GAAP Financial Measures  This communication contains certain non-GAAP financial measures that are not in accordance with U.S. generally accepted accounting principles (GAAP). WaFd uses certain non-GAAP financial measures to provide meaningful, supplemental information regarding its operational results and to enhance investors’ overall understanding of WaFd’s financial performance. The limitations associated with non-GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. These disclosures should not be considered an alternative to WaFd’s GAAP results.  Important Other Information

 Today’s Presenters   Greg Seibly  Chief Executive Officer  Brent Beardall  President, Chief Executive Officer   Pat Rusnak  Chief Financial Officer, Executive Vice President  Kelli Holz  Chief Financial Officer, Executive Vice President

 Transaction Overview

# Bringing EverBank and WaFd Together

National, Scaled, Multi-channel Banking Franchise with Robust Profitability

## Key Highlights

- **EverBank is a $47bn-asset, scaled digital bank** with branches in Florida & California and **deep national commercial lending expertise**
- **WaFd is a $28bn-asset, relationship-focused regional bank** located in attractive Western U.S. markets
- Combined franchise is a **$75bn-asset, multi-channel bank with scale, diverse products and a branch footprint in highly attractive markets**
- **Combination enhances both franchises,** providing lending and funding diversification, accelerating profitability ramp and unlocking growth upside
- **EverBank's proven track record in commercial lending** complements WaFd's business banking strategy and accelerates the 2030 plan
- **WaFd's relationship-based banking provides attractive funding diversification** to EverBank's highly sticky digital deposits
- Together, the franchise is well positioned with the profitability, scale, products, channels and markets to be **a high performing bank**

## Significant Pro Forma Scale

| $75B | $59B | $58B |
|---|---|---|
| Assets | Deposits<br>*82% insured* | Loans |

## Combination Produces Strong Profitability and Diversification

| 15%+ | 45% | 74% |
|---|---|---|
| 2027E ROATCE | 2027E Efficiency Ratio | Commercial Loans |

**Highly financially compelling with meaningful EPS accretion and short TBV earnback**

Source: Company filings; FactSet; S&P Global Market Intelligence
Note: Financial data as June 30, 2026; Market data as of September 4, 2026; Pro forma metrics are represented at close and fully-synergized where applicable

6

# A Merger That is Financially Compelling

Attractive Pricing Drives Strong EPS Accretion with Minimal Tangible Book Value Dilution and Short Earnback

## Highly Compelling Financial Returns

| | | | |
|---|---|---|---|
| **Highly accretive to WaFd EPS with robust earnings power and profitability** | **~29%**<br>*2027E EPS accretion* [1] | **15%+**<br>*2027E ROATCE* [1] | **$865M+**<br>*Run-rate earnings* [2] |
| **Enhanced profitability drives short TBV earnback period and excess capital generation** | **(8.6%)**<br>*TBV per share dilution* | **2.0 years**<br>*TBV earnback period* [3] | **~90bps+**<br>*Annual CET1 generation* [4] |
| **Well-capitalized pro forma balance sheet** | **9.8%**<br>*CET1* | **8.1%**<br>*Tier 1 leverage* | **12.6%**<br>*Total capital* |

## Attractive Pricing

2027 Price / Earnings



10.8x
8.9x
7.2x
synergized

Price / TBVPS



1.2x
1.1x

~90% pay-to-trade ratio

**Enhanced ROATCE and EPS accretion support ~25–45% upside to current share price** [5]

Source: Company filings; FactSet; S&P Global Market Intelligence
Notes: Financial data as of June 30, 2026; Market data as of September 4, 2026
1. Based on fully-synergized profitability metrics on a calendar year basis; 2. Represents net income to common; 3. TBV earnback period reflects crossover method; 4. Run rate organic CET1 generation before dividends; 5. See pages 29 and 30

7

  + : Stronger Together  Multi-channel, relationship-driven strategy pairing a regional bank with a national, digital and commercial lending franchise  1  4  Experienced management team with significant integration experience and deep local and national expertise   6  Scarcity value underpinned by diverse business model, robust profitability, and scale in attractive markets  7  c  Scale, funding and asset deployment strategy to navigate a rapidly evolving banking environment  3  5  +  Strategically located in attractive, high-growth markets, serving clients locally and nationally  2  Strong EPS accretion, return profile, and earnings power support robust growth and capital return  Efficient cost structure and flexible funding model enable outperformance across economic cycles  Bringing Together Complementary Institutions to Create a Highly Profitable and High-Growth Franchise

# Key Transaction Details

| | |
|---|---|
| **Structure** | • WaFd, Inc. issues shares to EverBank Financial Corp stockholders<br>• WaFd, Inc. will remain a publicly traded bank holding company, renamed EverBank Financial Corp under a new ticker – EVBK<br>• WaFd will be the legal acquiror and EverBank will be the accounting acquiror (WaFd's balance sheet will be subject to fair value accounting)<br>• EverBank Financial Corp will be regulated by the Federal Reserve and EverBank, N.A. by the OCC |
| **Consideration** | • 100% common stock consideration<br>• WaFd will issue 103.1mm shares[(1)] (107.7mm inclusive of options) in connection with the transaction<br>• Pro forma shares: 177.1mm basic \| 182.0mm diluted<br>• Ownership split: 59.2% EverBank / 40.8% WaFd |
| **Brand** | **Holding company:** • EverBank<br>**Regional:** • **West region:** WaFd • **CA / FL:** EverBank<br>**National:** • EverBank<br>**Digital:** • EB Direct (pending) |
| **Headquarters** | • **Holding company:** Bellevue, WA \| **Bank:** Jacksonville, FL |
| **Board of Directors** | • **7 EverBank / 6 WaFd Directors**<br>• **Chairman:** Robert Radway \| **Directors include** Greg Seibly and Brent Beardall |
| **Leadership:** | • **Chief Executive Officer:** Greg Seibly<br>• **President:** Brent Beardall |
| **Conditions / approvals** | • Subject to receipt of WaFd shareholder approval<br>• Approval of EverBank stockholders has been obtained<br>• Subject to customary regulatory approvals<br>• EverBank stockholders entitled to customary registration rights and have agreed to a phased lock up schedule over 12 months post closing[(2)]<br>• Anticipated closing in 1Q'27 |

Source: Company filings; FactSet; S&P Global Market Intelligence
Notes:
1. Number of WaFd shares to be issued at closing will depend on the number of fully diluted shares of WaFd as of closing (calculated using the treasury stock method based on the 10-day VWAP of the WaFd shares prior to closing) to target an ownership split of 59.2% to EverBank and 40.8% to WaFd; includes additional dilutive commitments; 2. Four-period lock up beginning at closing, with shares released 10% / 10% / 40% / 40% after 30 days, 90 days, 180 days and 12 months, respectively

9

# Scaled Presence in Highly Attractive Markets Creates Scarcity Value

## Strategically Located in High-Growth and Wealthy Markets



(212)
(42)
WA
Seattle
Olympia
Portland
Salem
OR
ID
Boise
MT
WY
Salt Lake City
UT
NV
Carson City
CO
San Francisco
San Jose
CA
Las Vegas
AZ
NM
Santa Fe
Los Angeles
Long Beach
San Diego
Phoenix
Mesa



Texas
Ft. Worth
Dallas
TX
Austin
Florida
Jacksonville
FL
Tampa
West Palm Beach
Naples
Miami

254 total branches

## Sizable Growth Opportunity

**4th Largest**
Bank Holding Company Headquartered in Western U.S.[1]

**8 of Top 15**
MSAs by Population

**6 of Top 10**
Growth States[2]

**$105k HHI**
vs. $87k National Average[3]

**24 MSAs**
with over 500k population

**3 of Top 5**
MSAs with Most Middle Market Businesses[4]

Source: S&P Global Market Intelligence; United States Census Bureau
Note:
1. Includes banks with total assets less than $1 trillion; 2. As defined by population growth rate (2020-2026); 3. Company household income calculated as weighted average based on deposits by county, excludes EverBank headquarters; 4. Middle market businesses defined as companies with 100-499 employees

10

# Complementary Multi-Channel Strategy Leveraging the Strength of Both Franchises

## Channel Overview

### Regional

*Core, in-market relationship banking franchise built on WaFd's 110-year history*

### National

*Relationship driven commercial lending focused on national industry verticals with attractive risk-adjusted returns*

### Digital

*Nationwide digital bank complementing strategic branch footprint providing durable funding and balance sheet resilience*

## Composition

### Loans

- ✓ Focused on **relationship lending with attractive risk adjusted returns**
- ✓ Low yield runoff portfolio **remixing into higher yielding** commercial loans
- ✓ **Disciplined underwriting** and risk tolerance



$58B
Regional
32%
National
68%

### Deposits

- ✓ **Strategically located** branch network
- ✓ **Concierge level of service** creates client loyalty
- ✓ **Well-established digital bank**, with an average customer tenure of 5+ years, provides stable funding



$59B
Digital
30%
Regional
53%
National
16%

Source: Company filings; S&P Global Market Intelligence
Note: Financial data as of June 30, 2026; Percentages may not sum due to rounding

11

# Commercially Focused Bank with Diverse Deposit Funding – Unlocks Growth and Earnings Potential

## Lending

**Diversified National and Regional Lending Portfolio Underwritten with Commercial Expertise**



Consumer
CRE
Legacy runoff
Residential
12%
25%
16%
Multi-family
$58B
Total
4%
C&D
7%
Corporate debt finance
16%
11%
6%
C&I(1)
2%
Fund finance
Lender finance
Structured mortgage finance

Yield on loans: 5.60%[2]

74% Commercial

## Deposits

**Multi-Faceted, Efficient Deposit Gathering Strategy**



Other
11%
Commercial direct and specialty
16%
43%
$59B
Total
Financial centers
Consumer direct
30%

Cost of deposits: 2.73%

82% FDIC-insured

*Larger balance sheet enables greater growth*

*Reduces lending concentrations*

*Diverse, sticky funding supports lending growth*

Source: Company filings; S&P Global Market Intelligence
Note: Financial data as of June 30, 2026; Percentages may not sum due to rounding
1. Includes EverBank Sterling loans allocated to C&I; 2. Includes accretion income

12

# Combination Accelerates WaFd's Goals

**CURRENT STRATEGY**

**EXPAND COMMERCIAL LENDING**

**~15% ROATCE**

**ENHANCE DEPOSIT FRANCHISE**

| Advances evolution to a commercial bank | Accelerates profitability journey | Enhances digital capabilities and enhances funding flexibility |
|---|---|---|
| **64% → 74%** | **10% → 15%+** | **61% → 73%** |
| Commercial loans | ROATCE | Non-time deposits |

Opportunity To Optimize The Balance Sheet

Meaningful Cross-Sell Opportunities

Source: Company filings; FactSet; S&P Global Market Intelligence
Note: Financial data as of June 30, 2026; Market data as of September 4, 2026; Pro forma metrics are represented at close and fully-synergized where applicable

13

# Senior Management with Deep Market Experience and Proven Track Record

**Greg Seibly**
Chief Executive Officer
Board Director

Union | UMPQUA | BANK OF AMERICA | usbancorp | FHLBank San Francisco | STERLINGBANK | WELLS FARGO

**Brent Beardall**
President
Board Director

WaFd — 25 years
Deloitte. — 6 years

## Senior Management Team Has Significant Integration Experience

- Sterling
- usbancorp / UnionBank
- TIAA Bank / TIAA
- UMPQUA / STERLINGBANK
- WaFd / Luther Burbank

## Combined Company Exhibits Culture of Excellence

**5-Star BauerFinancial Rating**
*Awarded "Superior" 5-star rating for competitive rates and financial strength*

**Best Internet Banks of 2025**
*Awarded Kiplinger's Best Internet Banks of 2025 Award*

**Best-in-State Bank**
*Recognized by Forbes among America's Best Banks*

**Best Banks**
*Recognized by Forbes among America's Best Banks*

## Leadership Structure

### BOARD OF DIRECTORS

EverBank: 7 | WaFd: 6

**Robert Radway**
Chairman

### MANAGEMENT TEAM
years of experience

**Greg Seibly**
Chief Executive Officer
>35 years

**Brent Beardall**
President
31 years

**Pat Rusnak**
Chief Financial Officer
>20 years

**Seth Waller**
Chief Credit Officer
30 years

**Mercy Anne Martin**
Chief Risk Officer
29 years

**Mark Baum**
General Counsel
26 years

**Kim Robison**
COO, Regional Banking
>35 years

Source: Company filings

14

 Overview of Standalone EverBank

# EverBank at a Glance

The Premier, Multi-channel Specialty Commercial Bank With National Reach

## Growth-Oriented, Profitability Focused

| | |
|---|---|
| **$46.7B** Assets | **$37.7B** Deposits |
| **$37.1B** Loans & Leases | **$9.1B** Cash & Securities |
| **53%** Adj. Efficiency Ratio (1) (2) | **2.59%** NIM (2) |
| **0.45%** Adj. NPAs / Assets (4) | **0.02%** NCOs / Avg. Loans |

**Growth**



Loans ($B)
CAGR: 12%
$26
$37
2023
2Q26

**Profitability**



ROAA
0.28%
0.59%
0.71%
0.96%
2023
2024
2025
YTD 2026

## Digitally Led, Efficient Deposit Gathering Strategy

| | |
|---|---|
| **~500,000** Deposit Accounts | **87%** FDIC-Insured |
| **5+ years** Average Tenure (3) | **$55k** Avg. Account Size |



Sweeps & Other
13%
Financial Centers
27%
Commercial & Specialty
13%
$38B
47%
Consumer Digital

Since 2023, deposits grew 38% (11% CAGR)

## Relationship Driven, National Commercial Lending



Loan Mix
Origination Mix
Commercial
Commercial Real Estate
Residential (5)
57%
23%
20%
2Q26
68%
32%
2Q26



Core Lending Lines
Structured Real Estate
Lender Finance
Fund Finance
Corporate Debt Finance
Structured Mortgage Finance
Equipment Lending
Legacy Comm. Real Estate
Residential Mortgage
C&I (6)
Multi-family
CRE Bridge
EverBank
Legacy Runoff

Since 2023, loans grew 41%, while yields increased by 56 bps

Source: Company filings, EverBank management, S&P Global Market Intelligence
Notes: Financial data as of June 30, 2026; Percentages may not sum due to rounding
1. Adjusted for one-time costs; 2. Reflects QTD; 3. Reflects tenure within digital bank; 4. Excludes government-insured pool buyout loans for which payment is insured by the government; 5. Residential includes consumer loans, HELOCs and EBOs; 6. C&I includes Life Lending, Public Finance and SBA lending

16

# Digital Deposits Provide a Stable, Efficient and Scalable Source of Funding

## Digital Bank Pioneers with Long-Term Relationships

| | | |
|---|---|---|
| **~370k**<br>Total Accounts | **$17.7B**<br>Deposits | **$48k**<br>Avg. Account Size |
| **1998**<br>Digital Bank launch | **5+ yrs**<br>Avg. tenure | **<1.00%**<br>Monthly Attrition |

- ✓ Designed to deliver **stable, durable funding**
- ✓ **Ability to quickly scale** to fund loan growth
- ✓ Highly efficient with **meaningful operating leverage**
- ✓ **Data-driven, targeted marketing approach** creates cost effective acquisition

## Demonstrated Stickiness Through Macro Stress



QoQ Deposit Growth During the 2023 Liquidity Panic (1)
1Q23
2Q23
1%
2%
(5%)
(3%)
(3%)
(2%)
(1%)
1%
EverBank
Bottom quartile
Middle quartile
Top quartile
KRX (2)

***During the bank liquidity panic (SVB), EverBank grew digital deposits while most mid-sized banks experienced deposit outflows***

Source: Company filings, EverBank management, S&P Global Market Intelligence
Notes: Financial data as of June 30, 2026
1. EverBank reflects growth of direct bank deposits, KRX quartiles reflect growth in total deposits excluding brokered and reciprocal deposits; 2. Represents the Nasdaq Regional Banking Index

17

# EverBank's Management Team Has Successfully Transitioned a Thrift to an Efficient Commercial Bank

## History of EverBank

**1994** — **Founded by Alliance Capital Partners**

- *Received Bank charter*
- *Expanded bank strategy*
- *Added diversified asset generation channels*
- *Expanded branches in strategic locations outside Jacksonville*

**2012** — **Initial public offering of EverBank**

- *Business optimization & organic growth*

**2017** — **Sale to TIAA completed**

- *Servicing TIAA participants / exit of non-strategic verticals, including mortgage banking*

**2023** — **TIAA sold to private investors and rebranded EverBank**

**Today** — **Built an efficient, profitable and high-growth commercial bank**

## Actions Taken Under New Leadership

**FULL COMMERCIAL BANK**

- ✓ Changed its charter to a National Bank from a Thrift
- ✓ Expanded deposit client focus beyond TIAA customers
- ✓ Shifted focus to higher-yielding commercial loans
- ✓ Mortgage runoff supports the shift toward higher-yielding commercial lending
- ✓ Addition of 9 new lending verticals

**DEPOSIT AND FUNDING OPTIMIZATION**

- ✓ Accelerated de novo branch strategy to complement digital bank
- ✓ Reduced wholesale funding
- ✓ Significantly increased core deposit base

**EXECUTION OF VALUE ENHANCING ACQUISITIONS**

- ✓ Acquired Primis Life Premium Finance
- ✓ Acquired Sterling Bank

## Results Under New Leadership

**IMPROVED ASSET MIX – LOAN PORTFOLIO MIX**



Residential (1)
CRE
Asset-Backed Lending
Consumer
Structured Mortgage
Equipment Financing
C&I
$26B
34%
26%
16%
11%
13%
2023
$37B
18%
23%
31%
10%
4%
12%
2%
2Q26

**RIGHT-SIZED EXPENSE BASE – NIX / ASSETS**



NIX ($M)
$760(2)
$693
2.09%
1.49%
2023
2Q26

**ENHANCED PROFITABILITY – ROAA**



NI($M)(3)
$89
89% CAGR
$398
0.28%
0.96%
2023
YTD 2026

Source: Company filings, EverBank management
Notes: Financial data as of June 30, 2026; Quarterly data reflects annualized figures; Percentages may not sum due to rounding
1. Residential excludes consumer loans, HELOCs and EBOs; 2. Includes shared services; 3. Net income to common

18

 Net Interest Margin  Loans HFI ($B)  Deposits ($B)  Management Forecast  Actual  Transformation is Driving Meaningful Improvement in Financial Performance  17% CAGR  7% CAGR  16% CAGR  7% CAGR  72% CAGR  23% CAGR  ‘26 YTD: $199  ‘26 YTD: 0.94%   ‘26 YTD: 2.58%   ‘26 YTD: 53%   ROAA (1)   Net Income to Common ($M) (1)   Efficiency Ratio (1)   Source: EverBank management; S&P Global Market Intelligence  1. Not adjusted for one-time costs  Q’2 annualized: $436  Q’2 annualized: 1.02%  Q’2 annualized: 2.58%  Q’2 annualized: 53%   ‘26 YTD: $199  ‘26 YTD: 0.96%   ‘26 YTD: 2.62%   ‘26 YTD: 53%

 Financial Rationale

# Key Financial Assumptions

| | |
|---|---|
| **Standalone earnings:** | • **WaFd:** Consensus earnings estimates through 2027[1]<br>• **EverBank:** Management forecast through 2028, as reflected on slide 19 |
| **Cost savings:** | • $135mm annual run-rate pre-tax cost savings (~11% of the combined NIX); grown 3% annually<br>• 40% phase-in during 2027, 100% phase-in by 2H 2028 |
| **Revenue synergies:** | • Not modeled in pro forma financial metrics; significant opportunities identified, including insurance and wealth[2] |
| **One-time costs:** | • $280mm pre-tax (for illustrative purposes, fully reflected in pro forma capital at closing) |
| **Credit mark:** | • $313mm (1.55% of WaFd's projected gross loans at closing, 1.45x WaFd's loan loss reserve at close) |
| **Fair value marks on WaFd:** | • ($601mm) pre-tax loan mark accreted 10 years using straight-line method<br>• ($145mm) pre-tax securities mark accreted 4.5 years using straight-line method<br>• $29mm pre-tax fixed assets mark amortized 40 years using straight-line method<br>• $15mm pre-tax time deposits mark amortized 1 year using straight-line method<br>• $3mm pre-tax other borrowings mark amortized 2 years using straight-line method<br>• $105mm preferred equity mark |
| **CDI:** | • Core deposit intangible of $357mm, 2.8% of WaFd's core deposits, amortized over 10 years using sum-of-years digits |
| **Other:** | • Company plans to enter into hedges to manage interest rate risk between announce and close<br>• Outstanding EverBank options rolled into economic equivalent for the pro forma company<br>• Pro forma metrics reflect illustrative January 1, 2027 closing date |

Source: Company filings; FactSet; S&P Global Market Intelligence
Notes:
1. Based on mean analyst consensus estimates as of September 4, 2026; 2. Excludes TIAA depositors which, by agreement, may not be solicited for wealth management services

21

# Overview of Cost Savings and Integration Timeline

## Cost Synergies Schedule ($mm)



Annualized cost synergies
Realized cost synergies
% Phased in
$135
$135
$139
$54
40%
$108
$139
100%
2027E
4Q 2027 run-rate
Mid-year 2028E run-rate

## Summary of Cost Synergies



General & admin
Compensation
$135M
11% of combined expenses
Technology & occupancy

## Integration Plan

- **Defined key leadership roles and organizational structure to support post-close execution**
- **Establishment of Integration Management Office ("IMO")**
  - Includes senior leaders from both organizations across operations, technology, HR, finance, legal & regulatory, communications, and project management
  - Provides clear accountability and decision-making authority across integration workstreams prior to close
  - Enables front-line teams to remain focused on customers while ensuring disciplined execution against key integration milestones
- **Launched 27 integration workstreams with designated business owners**
  - Advanced key technology decisions including core, accounting and HR-related systems
- **Management team highly experienced with M&A integration**

## Core Conversion and Integration Timeline

**Key Milestones**

Q1'27 – Target close date[1]

Q2'27

Q3'27

Q4'27 – Core conversion date

H1'28 – Integration completion target

H2'28

Source: EverBank management

Notes:
1. Legal Day 1

22

 Net Income to Common ($mm)   Efficiency Ratio   ROATCE   Source: Company filings; EverBank management; FactSet  Notes: Represents fully synergized metrics on a calendar year basis; WaFd standalone based on mean analyst consensus estimates as of September 4, 2026  Strong Financial Profile with an Efficient, Scalable Operating Model  ROAA  |  2027  2027  2027  |  2027  |  2028  2027  2027  |  2027  |  2028  2027  2027  |  2027  |  2028  2027  2027  15%+  2027E Pro Forma Financials and 2028E Targets  target  target  target  pro forma  pro forma  Net Interest Margin  |  2027  |  2028  2027  2027  target  pro forma  Noninterest Expense / Assets  |  2027  |  2028  2027  2027  target  pro forma  pro forma  pro forma  $3.37  $4.34  EPS  |  2028  target

# Drivers of Earnings Power

## Combination Unlocks Earnings Power



'27E EPS
$3.37
~29%
$4.34
$250
$438
$100
$50
($49)
$788
WaFd '27E consensus net income
EverBank '27E net income
Fully phased in synergies(1)
NII & merger adjustments(1) (2)
CDI amortization
Pro forma net income
'27E ROATCE
10.5%
11.9%
15%+

## Additional Upside Levers

- **Back-book redeployment** — Redeploy low-yielding legacy assets into higher risk-adjusted return loans
- **Balance-sheet scale** — A larger combined balance sheet expands underwriting capacity
- **Portfolio granularity & diversification** — Greater loan granularity and sector diversification reduce concentration risk and create a platform to expand existing verticals
- **Up-market capability** — Enhanced products and balance-sheet capabilities enable the combined franchise to serve larger, more sophisticated clients
- **Funding optimization** — Flexibility to optimize funding mix across branch and digital channels
- **Expand insurance income** — Cross-selling personal and commercial insurance across the combined franchise
- **Wealth cross-sell** — WaFd's wealth management offering can be extended to EverBank's affluent client base [3]
- **Capital return optionality** — Robust capital generation affords flexibility for capital return alongside organic reinvestment

***Long-term targets:***
***15%+ ROATCE***
***High-single digit core loan growth***

Source: Company filings; EverBank management; FactSet; S&P Global Market Intelligence
Notes: Market data as of September 4, 2026; Financial data as of June 30, 2026; WaFd standalone based on mean analyst consensus estimates as of September 4, 2026; Metrics shown on a calendar year basis
1. Reflects after-tax metrics; 2. Includes interest rate mark accretion, AOCI amortization, swap cash flow and cost of cash on the restructuring charge; 3. Excludes TIAA depositors which, by agreement, may not be solicited for wealth management services

24

# Strong Liquidity Position and Capital Provides for Balance Sheet Flexibility

## Balance Sheet Position

- ✓ **Neutral balance sheet** positioning
- ✓ Multiple sources of **readily available liquidity**
- ✓ **$15bn of residential mortgages running off** providing incremental liquidity optionality over time
- ✓ **Conservative liquidity management** maintaining substantial capacity to support future growth
- ✓ **82% of deposits are FDIC-insured or collateralized**, supporting a stable and resilient funding base

## Capital Framework

- ✓ **Meaningful profitability drives excess capital generation**, creating optionality for growth and returns
- ✓ Capital management priorities include **supporting organic growth, maintaining dividend payout ratio and prudent share buybacks**
- ✓ Preliminary estimate of capital impact with **Basel III endgame proposal results in 125–140bps of additional capital**

## Well Capitalized Balance Sheet at Close



TCE / TA
7.0%
CET1
9.8%
Tier 1 Capital
11.2%
Total Capital
12.6%
Tier 1 Leverage
8.1%
>10% CET1 1–2 quarters post-close

**Near to Medium Term Balance Sheet Targets**

| ~20% | Mid 90% | 25–35% | 10%+ | 8.0%+ |
|---|---|---|---|---|
| *Cash + Securities / Assets* | *Loan / Deposit Ratio* | *Dividend Payout Ratio* | *CET1* | *Tier 1 Leverage* |

Source: EverBank management; FactSet; S&P Global Market Intelligence
Note: For illustrative purposes, assumes all one-time costs are reflected in capital ratios at close

25

 Robust Risk Management with Solid Credit Quality  Source: Company filings; S&P Global Market Intelligence  Notes: Financial data as of June 30, 2026  1. Represents the Nasdaq Regional Banking Index; 2. Reflects bank level concentration  Credit Performance  Disciplined credit approach and conservative underwriting philosophy with strong collateral  Demonstrated low credit losses across portfolio  Consistently strong credit quality characterized by low net-charge offs  Loan portfolio marked in purchase accounting  1.55%  Credit Mark  Credit Mark Adds to Robust Loss Absorbing Capacity  1.45x  WaFd Reserves  ACL  Fair value mark  Loss absorption capacity  % of total loans  1.09%  0.77%  1.86%  CRE Concentration (% of total capital) (2)  Reduced Concentration  Average NCOs / Average Loans since 2016  5bps  (2bps)  13bps  KRX  (1)  |

 Deep Diligence Conducted by Experts  [ ]  Third-Party Diligence Partners  Thorough Due Diligence Process with Deep Dive in Credit  Mutual Diligence Focus Areas  Diligence Done on EverBank  Diligence Done on WaFd  Credit and Underwriting  Finance and Accounting  Funding and Liquidity  Regulatory  Legal  Risk Management  Compliance  Human Resources  Corporate Real Estate  Information Technology  Branch Strategy  Operations                          $16.9bn  Commercial loan balances  100%  Criticized loans   (special mention or worse) (3)  $5.6bn  Commercial loan balances  95%  Criticized loans   (special mention or worse) (3)  Highly sophisticated investors with substantial M&A experience  +  Notes:  1. Represents loans of $40 million and above; 2. Represents loan of $15.5 million and above; 3. Represents criticized loans of $1.75 million and above  90%  Large commercial loans (1)  90%  Large commercial loans (2)

 Significant Value Creation

# Illustrative P/TBV Versus ROATCE Regression Implied Value Creation

Combined Company Positioned for Upside

**Implied Valuation vs. Regional Bank Index[1]: 2027E ROATCE vs. Price / Tangible Book Value**



y = 12.68x – 0.16
R² = 62%
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
P/TBV
(2)
6.0%
9.0%
12.0%
15.0%
18.0%
21.0%
2027E ROATCE

**Illustrative Combined Company**

| | |
|---|---|
| **Tangible book value per share at close:** | **$29.24** |
| **2027E ROATCE:[2]** | **15%+** |
| **Regression implied price / TBV:**<br>*Price / TBV at announcement* | **1.79x**<br>*1.18x* |
| **Implied share price:** | **$52.41** |
| **Implied upside to WaFd shareholders:** | **~44%** |

Source: Company filings; FactSet; S&P Global Market Intelligence
Note: Financial data as of June 30, 2026; Market data as of September 4, 2026; Metrics shown on a calendar year basis
1. Represents banks in the Nasdaq Regional Banking Index; 2. Based on fully-synergized 2027E ROATCE

29

 Illustrative Value Creation at Various P/E Multiples  Source: Company filings; FactSet; S&P Global Market Intelligence  Note: Financial data as of June 30, 2026; Market data as of September 4, 2026  1. Represents 2027E pro forma EPS multiplied by indicative P/E ratio; 2. 2027E fully synergized  (2)  '27E P/E  KRX Median  Metric  8.5x  9.5x  10.5x  11.5x  12.5x  Illustrative P/E implied share price  (1)  $4.34  $36.89  $41.23  $45.57  $49.91  $54.25  Implied upside to WaFd share price  $36.30  ~2%  ~14%  ~26%  ~37%  ~49%  Implied pro forma price / TBVPS  $29.24  1.26x  1.41x  1.56x  1.71x  1.85x  (2)

 Compelling Investment Thesis  Scaled, multi-channel banking with a strong presence in attractive, high-growth markets  Highly complementary franchise with limited geographic and business overlap, mitigating execution risk  Clear path to achieving stated financial earnings targets, delivering a compelling return profile  Embedded earnings tailwind from low-yielding back-book runoff and redeployment into higher-yielding commercial loans  Additional upside opportunities from insurance cross-sell and wealth management  Strong credit profile underpinned by a fully-marked and thoroughly diligenced loan portfolio limits downside risk  Experienced management team with a demonstrated integration track record  Meaningful Value Creation Opportunity with Limited Downside Risk  ~29%  2027E EPS accretion (1)  ~500bps  ROATCE improvement (2)  25–45%  Implied share price upside (4)   (8.6%)  TBV dilution   Source: Company filings; FactSet; S&P Global Market Intelligence   Notes: Financial data as of June 30, 2026; Market data as of September 4, 2026  1. Based on fully-synergized profitability metrics on a calendar year basis; 2. In comparison to WAFD’s mean consensus estimates as of September 4, 2026; 3. TBV earnback period reflects crossover method; 4. See pages 29 and 30   2.0 years  of earnback (3)

 Appendix

# 1 Regional Channel: Relationship Banking in Highly Attractive Markets

## Highlights

- Serves as the bank's core in-market relationship banking franchise with a 110-year history
- Delivery primarily through 254 financial centers located across the Western U.S., Texas and Florida
- Target middle market companies, small businesses, and consumers (deposits only)
- Focused on fostering long-term, multi-product relationships and delivering concierge level of service
- Offering includes lending, deposits, wealth management, insurance, business banking, SBA and treasury management
- Accelerating transition toward commercially-focused bank through runoff of legacy residential mortgage exposure
- Investments in customer service, usability and technology translate into "excellent" Net Promoter Scores[1] (58 versus peer median of 8)
- Key opportunities:
  - Build further scale in Florida, Texas and California
  - Bring Insurance, Wealth and Business Banking capabilities to EverBank's 42 financial centers

## Overview

| Brand: | $18.2B | $31.3B |
|---|---|---|
| West region: WaFd<br>CA/FL: EverBank | Loans | Deposits |

### Scaling Established Western Commercial Markets With A Strong Footprint In High-Growth MSAs



Seattle
Olympia
Portland
Salem
WA
OR
ID
Boise
MT
WY
Salt Lake City
UT
CO
NV
Carson City
San Francisco
San Jose
CA
Las Vegas
AZ
Santa Fe
NM
Los Angeles
Long Beach
San Diego
Phoenix
Mesa
(212)
(42)
Florida
Jacksonville
FL
Tampa
West Palm Beach
Naples
Miami
Texas
Ft. Worth
Dallas
TX
Austin
San Antonio
Houston

Source: Company filings; EverBank management; S&P Global Market Intelligence

Notes:
1. 2025 financial services benchmark, a score of 70 or higher is considered "world class", a score of 50 or higher is considered "excellent", a score of 30 or higher is considered "very good", a score of 0–30 is considered "good"

33

# 2 National Channel: Industry Lending with Attractive Risk-adjusted Returns

## Highlights

- Relationship driven, commercial lending across a diversified set of national industry verticals
- Commitment to areas with potential to build scale and win without overextending across smaller business lines
- Delivery through highly talented sales force with deep industry knowledge, providing tailored solutions
- Focus on loans with attractive risk adjusted returns within industry verticals that have demonstrated low credit losses
- Growth is led by thoughtful expansion in target products, geographic focus, and technology investments that drive differentiation
- Key opportunity:
  - Further support lending channels with commercial and treasury management banking capabilities

**5.82%**
Average Current Yield

**0.06%**
Average Annual NCO Rate[1]

## Overview

*Brand:* EverBank

**$39.4B**
Loans

**$9.6B**
Deposits

## Core Lending Verticals

**Asset-Backed Finance**
Full suite of product offerings across fund finance, corporate debt finance, lender finance

**Structured Mortgage Finance**
Short-term revolving warehouse finance and MSR financing facilities to top tier non-bank lenders

**Equipment Finance**
Expand partner program industry niches as well as capabilities for large equipment financing

**Commercial Real Estate Lending**
Multifamily, CRE bridge (transitional, permanent multifamily, construction), structured real estate financing

**Energy Lending**
Targets mid-size operators in the upstream (Reserve Base Loans), mid-stream, and royalty-base lending

**Corporate Lending & Specialty Finance Group**
Municipal critical infrastructure & tax-exempt revenue bonds tied to Community Improvement Districts

Source: Company filings; EverBank management; S&P Global Market Intelligence
Notes:
1. Represents average of 2024 and 2025

34

# 3 Digital Channel: National Deposit Platform Built for Scale

## Highlights

- Nationwide digital bank complementing strategic branch footprint
- Designed to deliver durable funding and long-term balance sheet resilience, serving as a differentiated source of scale and growth
- Uses a data-driven and targeted marketing approach to create cost effective acquisition and retention
- Capitalizes on key markets with voids or attractive pricing dynamics across the country
- Enhances new client acquisition and strengthens existing client loyalty through competitive yields
- Tailored to limit cross channel conflicts in Regional Bank markets

## Digital Bank Pioneers with Long-term Relationships

| | | |
|---|---|---|
| *Brand:* **EB Direct** | **~370k** Total Accounts | **$17.7B** Deposits |
| **1998** Digital Bank launch | **5+ yrs** Avg. tenure | **$48k** Avg. Account Size |


Bank Anytime, Anywhere
Secure access, payments, transfers and more.
KEY BENEFITS
Secure Access
Mobile Banking
Transfers
Bill Pay
Mobile Deposit
ENROLL NOW
DIGITAL BANKING FEATURES
Real-time Access
Mobile Deposit
Transfers
Alerts
Bill Pay
Card Controls
Security
Account Management

Source: Company filings; EverBank management

35

 $38B  $59B  Complementary, Diversified Business Model  Source: S&P Global Market Intelligence  Notes: Percentages may not sum due to rounding  1. Reflects bank level concentration; 2. Not inclusive of purchase accounting or merger-related adjustments; 3. Includes accretion income; 4. Includes Sterling loans allocated to C&I for EverBank   Loan Portfolio Composition  Deposit Breakdown  +  =  $21B  Commercial direct & specialty  Consumer direct  Other  Financial centers  5.34%  5.55%  5.60%(3)  Yield  Cost  Sweeps  1.02%  0.88%  0.93%  ACL / Loans  342%   187%  266%  CRE Conc. (1)  0%  43%  28%  NDFI (%)  # of customers  87%  % of FDIC insured / collateralized  2.36%  3.02%  ~ 325,000  ~ 335,000  82%  2.73%  ~ 660,000  75%  Loan Portfolio Composition  +  =  $20B  $37B  $58B  1–4 family  Multifamily  C&I(4)  CRE  C&D  Consumer / other  (2)  (2)

 Investor Area of Focus: Non-Depository Financial Institution Loans  Source: Company filings; EverBank management  Notes: Percentages may not sum due to rounding  FUND FINANCE (41%)  Launched in conjunction with TIAA sale   Led by fund finance industry leaders   Capital call/subscription, NAV hybrid facilities   Recently initiated syndication capabilities for larger, mandated facilities  No historical losses or criticized loans  Fund finance  CORPORATE DEBT FINANCE   Lender finance  STRUCTURED mortgage  $15.9B  LENDER FINANCE (10%)  Business launched 3Q’24 with hiring of team formerly from PacWest/CapitalSource / other banks   Credit facilities for non-bank lenders (consumer / small business), litigation finance and debt buyers  Robust collateral monitoring and cash monitoring and control features  No historical losses or criticized loans  CORP DEBT FINANCE (25%)  Active in business since 2012  Principally comprised of senior secured ABLs secured by highly diverse pools of first lien middle market loans  No material degradation due to recent private credit events   No historical losses or past due loans  STRUCTURED MORTGAGE (23%)  Acquired business in 2012 from MetLife  Traditional mortgage warehouse and MSR financing facilities (75% and 25%, respectively)  Substantial majority are uncommitted facilities  No historical losses or criticized loans  The NDFI portfolio reflects robust diversification  Exposure spans multiple asset classes within verticals, mitigating concentration risk and enhancing resilience through cycles  Asset-backed and secured by investor commitments or portfolio assets, reducing correlation to economic cycles  No historical loan loss within the NDFI portfolio  28% of pro forma total loans

# Investor Area of Focus: Commercial Real Estate Loans

## CRE Overview

- Well-diversified CRE portfolio focused on a granular, relationship-oriented lending approach
- Portfolio focused on attractive, high-demand areas, including financing of essential housing in markets with growing reach across the West Coast
- Brings together strong commercial underwriting expertise and disciplined credit cultures, as demonstrated by the portfolio's minimal historical loss experience
- EverBank launched a new Bridge CRE lending group in 1Q26 focused on sponsor-backed senior financing opportunities for value-add and repositioning commercial real estate properties
- Combination immediately addresses WaFd's CRE concentration with pro forma CRE concentration well-below 300%

## Combination Creates a Well-balanced Portfolio

### Distribution by Property Type (%)



Multifamily
Warehouse/Industrial
Office
Retail
Other
$8B (1)
54%
13%
9%
4%
19%
$8B (1)
63%
15%
9%
9%
4%
$17B (1)
58%
14%
9%
7%
12%

| | WaFd | EverBank | Combined (2) |
|---|---|---|---|
| *% of total loans* | *38%* | *21%* | *27%* |
| *% of capital* (1) | *342%* | *187%* | *266%* |
| *DSCR* | *1.3x* | *1.6x* | *1.4x* |
| *LTV* | *48%* | *54%* | *51%* |

Source: Company filings; EverBank management; S&P Global Market Intelligence
Notes: EverBank balance includes structured real estate, DSCR and LTV excludes structured real estate; Percentages may not sum due to rounding
1. Reflects bank level total capital; 2. Not inclusive of purchase accounting or merger-related adjustments

38

EverBank Standalone Summary Income Statement  $ in millions  Noninterest Income  Provisions  Net Interest Income  2.05%  2.34%  2.62%  Net Interest Margin  0.05%  0.09%  0.20%  Provisions / Avg. loans  Net Income to Common  Pre-Provision Net Revenue  Noninterest Expense  19%  9%  9%  Fee Income Ratio  2.09%  1.66%  1.73%  NIX / Avg. Assets  0.49%  0.88%  1.12%  PPNR / Avg. Assets  0.28%  0.59%  0.71%  ROAA  Source: Company filings; S&P Global Market Intelligence; EverBank management  Notes: Metrics shown on a calendar year basis  1. TIAA retained the bank’s trust business, which was excluded in the sale to private investors in 2023; 2. Includes shared services  Management Forecast  Actual  2.65%  2.74%  0.07%  0.14%  7%  8%  1.51%  1.49%  1.32%  1.45%  0.94%  0.98%  (2)  (1)

 EverBank Standalone Summary Balance Sheet  $ in billions  Allowance for Loan and Lease Losses  Gross Loans  Cash and Securities  Common Equity Tier 1  Borrowings  Deposits  Securities  Cash  25%  26%  21%  Cash and Securities / Assets  96%  93%  Loans / Deposits  (2)  0.88%  0.80%  0.80%  LLR / Gross Loans  86%  87%  Deposits / Funding  Borrowing / Funding  Total Risk-Based Capital  (1)  Source: Company filings; S&P Global Market Intelligence; EverBank management  Notes: Metrics shown on a calendar year basis  1. Includes Cash and Cash Equivalents and Investments less HTM & Other Investments; 2. Excludes loans held for sale  17.7%  14.6%  13.6%  14%  13%  11%  98%  89%  Management Forecast  Actual  18%  18%  96%  96%  0.89%  0.90%  94%  95%  6%  5%  14.2%  13.9%

 Purchase Accounting Summary  Source: Company filings; FactSet; S&P Global Market Intelligence   Notes:   WaFd earnings based on mean analyst consensus estimates as of September 4, 2026; Number of WaFd shares to be issued at closing will depend on the number of fully diluted shares of WaFd as of closing (calculated using the treasury stock method based on the 10-day VWAP of the WaFd shares prior to closing) to target an ownership split of 59.2% to EverBank and 40.8% to WaFd; includes additional dilutive commitments; ¹ Deal value represents WaFd share price of $36.30 as of Friday September 4, 2026, and fully diluted shares  Tangible book value reconciliation  Goodwill calculation  preferred

 Pro Forma Earnings per Share Accretion  Source: Company filings; EverBank management; FactSet; S&P Global Market Intelligence   Notes: Metrics shown on calendar year basis  1. Based on mean analyst consensus estimates as of September 4, 2026; 2. Other impacts include cost of cash, existing WaFd amortization expense; 3. Number of WaFd shares to be issued at closing will depend on the number of fully diluted shares of WaFd as of closing (calculated using the treasury stock method based on the 10-day VWAP of the WaFd shares prior to closing) to target an ownership split of 59.2% to EverBank and 40.8% to WaFd; includes additional dilutive commitments   Earnings per share accretion

 STRONGER TOGETHER